UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 15, 2011


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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               555 Eldorado Blvd., Suite 100, Broomfield, CO 80021
               ---------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 260-6492
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

On November 15, 2011,  the Board of  Directors  of Gulfstar  Energy  Corporation
("the  Company")   dismissed  the  Company's   independent   registered   public
accountant, UHY, LLP.

On November 15, 2011, the Company's Board of Directors approved the appointment of Boegers & Cutlers CPA, PC, as the Company's independent registered public accountant. The action to engage new auditors was approved by the Company's Audit Committee and Board of Directors.

In connection with the audits of the fiscal years ended December 31, 2010 and 2009 and through November 15, 2011, no disagreements exist with UHY, LLP on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of UHY, LLP have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit reports from UHY, LLP for the fiscal years ended December 31, 2010 and 2009, contained an opinion which included a paragraph discussing uncertainties related to the continuation of the Company as a going concern, but did not include a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has authorized UHY, LLP to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that UHY, LLP review the disclosure herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which he does not agree with the statements made by the company herein. Such letter is filed as an exhibit to this Report.

                  SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

 Exhibit No.               Description
 -----------               -----------

 16.1        Letter of Change in Certifying Accountant, dated December 22, 2011*

--------------------
*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                     GULFSTAR ENERGY CORPORATION




                                                     By: /s/Donald Walford
                                                     ---------------------
                                                        Donald Walford, Chief
                                                        Executive Officer

Date:  January 10, 2012